447 P-1 08/10

SUPPLEMENT DATED AUGUST 1, 2010

TO THE PROSPECTUS DATED JANUARY 1, 2010

OF

TEMPLETON INTERNATIONAL BOND FUND

(series of Templeton Income Trust)

The prospectus is amended as follows:

I. The definition for The Citigroup Non-U.S. World Government Bond Index on page 14 is revised as follows:

Source: © 2010 Morningstar. Citigroup Non-USD World Government Bond Index (Non-USD WGBI) is a market capitalization weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the United States and is stated in US Dollar terms.

Please keep this supplement for future reference.